UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

                            LAUREATE EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                   0-22844                     52-1492296
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                  1001 Fleet Street, Baltimore, Maryland 21202
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (410) 843-6100

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 8.01   Other Events

     On December 16, 2004 Laureate Education, Inc. (the "Company") issued a press release announcing the acquisition of the remaining interest in Universidad Europea de Madrid ("UEM"). The Company acquired the remaining 22.3% of UEM from the minority shareholders in exchange for $29 million Euros ($38.5 million USD) in cash and a parcel of non-adjacent land owned but not used by the University. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.laureate-inc.com.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits

99.01 Press Release issued December 16, 2004.

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LAUREATE EDUCATION, INC.


                                                /s/ Sean R. Creamer
                                                --------------------------------
                                                Name:  Sean R. Creamer
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Date: December 16, 2004

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Exhibit Index

Exhibit       Description
-------       -----------

99.01         Press Release issued December 16, 2004.